SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                                 MANAGED SHARES
                             PREMIUM CLASS S SHARES
                          PRIME RESERVE CLASS S SHARES

                             DWS Money Market Series



The following information replaces similar disclosure in the "Policies You Should Know About" section of the fund's prospectuses:

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.









               Please Retain This Supplement for Future Reference.




                                                                     [Logo]DWS
                                                                       SCUDDER
Febrary 20, 2007                                           Deutsche Bank Group